Exhibit 10.4

[ *** ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

OPTION AGREEMENT

between

Affinia Therapeutics Inc, represented by [***], 43 Foundry Ave, Suite 120 |”, WaItham MA 02453, USA,

– hereinafter: ,,AFFINIA” –

on the one side

and

Rheinische Friedrich-Wilhelms-Universität Bonn, represented by the rector, this represented by the provost, Regina-Pacis-Weg 3, 53113 Bonn, Germany,

– hereinafter: „UNI BONN” –

and

Universitätsklinikum Bonn, Venusberg-Campus 1, 53127 Bonn, Germany

Executing Department: Institut für Biochemie and Molekularbiology, represented by, Nussal-lee 11, 53115 Bonn, Germany

Project Leader [***]

hereinafter: „UKB” –

UNI BONN and UKB for the purpose of negotiating and performing represented by

PROvendis GmbH, represented by Managing Director Dr. -Ing, [***], Schloßr, 11—15, 45468 Mülheim an der Ruhr, Germany,

on the other side

- AFFINIA, UNI BONN and UKB are hereinafter individually referred to as “PARTY” and collectively the “PARTIES”, as the case might be –

PROvendis Agreement Number: [***]

Recitals

UNI BONN is owner of the PCT patent application [***], claiming the priority of the European patent application [***], which has also meanwhile been abandoned. The PCT patent application [***]. Furthermore UNI BONN (s.o.) is the owner of the invention ,,Superstabile ASA”, for which an European patent application [***]. Both inventions are hereinafter referred as “INVENTIONS” and the patent applications are hereinafter referred as “PATENTS”.

UNI BONN possesses relevant confidential information and experience in addition to the INVENTIONS and the PATENTS (hereinafter: “KNOW-HOW I”) through [***] and [***], who have worked for over 20 years in the field of lysosomal storage diseases and their coworkers from the Institute of Biochemistry and Molecular Biology.

UKB possesses confidential information and experience (hereinafter: “KNOW-HOW II”).

The PATENTS, the KNOW-HOW I and KNOW-HOW II are subjects of this Agreement. KNOW-HOW I and KNOW-HOW II are listed in Annex 2 of the hereinafter mentioned Collaboration Agreement.

Further [***] and his group at the Institute of Biochemistry and Molecular Biology have developed the [***] (hereinafter: “Mouse-Line”). From this Mouse-Line [***] will be obtained to study pathology and therapy of MLD.

AFFINIA is a biotech company developing next generation gene therapies. AFFINIA has a proprietary design platform for engineering AAV vectors and gene therapies for developing medicines for the treatment of genetic CNS disorders including Metachromatic leukodystrophy (MLD).

In a first step AFFINIA wants to collaborate with UNI BONN and UKB in order to evaluate AFFINIA AAV-ARSA vectors in the Mouse-Line (hereinafter: “Collaboration”). [***]. Within the cooperation, it is to be investigated whether AFFINIA AAV-ARSA vectors are suitable for the transfer of Arylsulfatase A (ARSA). Suitable means that [***]. For this purpose, AFFINIA uses the freely accessible wild-type ARSA, and the ARSAs according to the INVENTIONS. Therefore, access rights to the PATENTS are required to carry out the cooperation. For the purpose of the collaboration UNI BONN and UKB will grant AFFINIA in a separate Collaboration-Agreement a non-exclusive license to use the Mouse-Line as well as [***], the PATENTS, KNOW-HOW I and KNOW-HOW II for internal, project-related, non-commercial research purposes, for breeding the Mouse-Line and using them within the collaborative project. Dr. Matzner will advise AFFINIA during the course of the collaboration for a limited amount of time, thereby using the PATENTS KNOW-HOW I and KNOW-HOW II and determined in the separate Collaboration-Agreement.

With this Option Agreement UNI BONN and UKB are willing to grant AFFINIA an option for an exclusive right to use the PATENTS, KNOW-HOW I and KNOW-HOW II as well the Sole and Joint Collaboration Know-how Results for the [***]. In case AFFINIA does not want to use the PATENTS, with this Option-Agreement UNI BONN and UKB are willing to grant AFFINIA an option for an exclusive right to use the KNOW-HOW I and KNOW-HOW II as well the Sole and Joint Collaboration Know-how Results for the same purpose of as described above. For the sake of clarity, [***] to an individual in need thereof (hereinafter: “Field”).(The Sole and Joint Collaboration Invention-Results are subject of a purchase and transfer already stipulated in the Collaboration-Agreement; they are also subject of the term sheet.)

PROvendis GmbH is the technology transfer agency of universities located in North-Rhine Westphalia. In this capacity, [***]. PROvendis GmbH is responsible for [***]. These activities also include negotiations and agreements on behalf of the universities, so as for the herein involved UNI BONN.

The PARTIES agree as follows:

1.	DEFINITIONEN

1.1	Original Material: Original Material means [***].

1.2 Material includes Original Material and the descendants of the Original Material,

1.3 Patent Rights shall mean the PATENTS, the patents granted here under and all applications for protection rights claiming the priority of the European priority application in any country as well as all protection rights granted there under as well as the patents granted for the aforementioned patent applications.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS  BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

1.4 Field has the meaning as defined in the preamble.

1.5 Know-How means KNOW-HOW I and KNOW-HOW II.

1.6 Collaboration Results, Sole and Joint Collaboration Know-how Results and Sole and Joint Collaboration Inventions Results are defined in the Collaboration Agreement.

1.7 Licensed Products means any subject matter covered by Patent Rights and Know-How as well as products which were developed and/or manufactured using the INVENTIONS underlying the Patent Rights and/or Know-How and/or the Joint Invention Results in the sense of the Collaboration Agreement.

1.8 Affiliate shall mean any company or entity at least 50 % owned by, under common ownership with, or which owns at least 50 % of a PARTY.

2.	OPTION

2.1 UNI BONN and UKB hereby grant AFFINIA an option for an exclusive, non-transferable right to use the Patent Rights, the Know-How and the Sole and Joint Collaboration Know-how Results, for the development, production and distribution of Licensed Products in the Field. In case AFFINIA does not want to use the PATENTS, UNI BONN and UKB hereby grant AFFINIA an option for an exclusive right to use the Know-How and the Sole and Joint Collaboration Know-how Results in the Field. AFFINIA may exercise this option latest twelve (12) months after the last signature of this Option-Agreement, but not later than 30 May 2022 (hereinafter: “Option-Period I”) by notifying UNI BONN (on behalf of UNI BONN and UKB) with registered mail of its intention to exercise this option. On request of AFINNIA the Option-Period I may be extended until [***].

2.2 During the Option-Period I UNI BONN and UKB will not license the Patent Rights and the Know-How to third parties in the Field.

2.3 A licence agreement must be concluded to common market conditions on basis of the binding term sheet, within [***] after exercising the option in accordance with Sec. 2.1. If the PARTIES fail to agree on a final license agreement version despite commercially reasonable efforts and despite the term sheet, UNI BONN and/or UKB shall be entitled to grant licenses to third parties without restrictions; provided, however, that for a period of [***] from the end of such negotiations UNI BONN and UKB each shall not offer license to any third party under conditions that are more favorable, taken as a whole, than the best terms that were offered to AFFINIA. Regarding Joint Invention Results the Parties shall enter into a co-ownership-agreement.

2.4 AFFINIA shall not be entitled to use the Patent Rights and the Collaboration-Results prior to the conclusion of a license agreement. The use of Know-How prior to the conclusion of a license agreement is limited to the performance of the Collaboration.

3.	CONSIDERATIONS FOR THE OPTION AND THE USE OF MATERIAL

3.1 In consideration for the option granted herein, AFFINIA shall pay UNI BONN (for UNI BONN and UKB) an amount of 67,000.00 EUR for the Option-Period I. In case of extension of the Option-Period I, AFFINIA shall pay an amount of [***] for each additional month of the extended Option-Period I,

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS  BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

3.2 his amount is not repayable even if no licence agreement is concluded between the PARTIES or this Agreement ends before the end of the Option-Period.

3.3 Further AFFINIA shall pay UNI BONN (for UNI BONN and UKB) an amount of 25,000.00 EUR for the use of the Original Material respectively the Material (Sec. 3.1 of the Collaboration Agreement),

3.4 All payments under this Agreement are due within [***] after the last signature of this Agreement and have to be paid in Euro after receipt of an invoice from UNI BONN.

3.5 No claim to a refund of any payment can be made, even if this Agreement terminates prematurely (Sec. 7.2).

3.6 All payments are payable plus VAT.

3.7 For the sake of clarity: The considerations for the use of the license and for the purchase and transfer of the Sole and Joint Collaboration Invention Results are stipulated in the term-sheet.

4.	PROSECUTION AND MAINTENANCE OF THE PATENT RIGHTS

AFFINIA bears the patenting costs for the duration of the Option-Period. There shall be no claim to a refund of the patenting costs paid, even if this Agreement terminates prematurely (Sec. 7.2).

5.	CONFIDENTIALITY

5.1 The PARTIES shall maintain as secret and not disclose any confidential information (i.e. the Know-How, Material, Inventions, Patents) provided by the other PARTY (hereinafter: “Information”) and shall undertake all necessary measures to prevent third parties from obtaining access thereto.

5.2 The PARTIES shall use the Information only in connection with the purpose of this Agreement.

5.3 The duty of confidentiality shall also apply to Affiliates.

5.4 The duty to maintain confidentiality and non-use shall not apply to Information for which the invoking PARTY proves that

•

the receiving PARTY can prove that it knew and was entitled to the Information prior to the time of its disclosure hereunder provided however that Information disclosed under the Mutual Confidentiality Agreement, a separately negotiated term sheet or the collaboration agreement shall explititely be excluded from that exception and the PARTIES shall be bound by the confidentiality obligation; or

•

the information essentially reflects information which was obtained by the receiving PARTY at any time from a third party which had the right to disclose or make available the information to the receiving PARTY; or

•	the Information was part of the public domain or was generally available prior to the time of its disclosure hereunder; or

•	the information became a part of the public domain or generally available subsequent to its receipt through no act or fault on the part of the receiving PARTY; or

•

the Information must be disclosed to a court or to an administrative agency pursuant to mandatory legal requirements or an administrative or court order, in which case the receiving PARTY will inform the disclosing PARTY of such requirement without undue delay so as to allow the disclosing PARTY to contest the mandatory legal requirements or administrative or court order. Any disclosure shall thereby be limited to the absolute minimum.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS  BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

6.	WARRANTY, LIABILITY AND DEFENSE

6.1 UNI BONN and/or UKB as the case may be does not give any warranty and does not assume any liability that the Patent Rights and the Know-How are legally valid or that there are no third parties rights conflicting with performing the option for a licence and that such rights are not violated by exercising (legal defects).

6.2 UNI BONN and/or UKB as the case may be does not represent or warrant, nor does it assume any liability for the technical feasibility, technical utility, commercial exploitability, manufacturing readiness, production profitability and/or competiveness of the Patent Rights and the Know-How. UNI BONN and/or UKB as the case may be does not represent or warrant, nor does it assume any liability for a third party having a prior right to use.

6.3 UNI BONN and/or UKB as the case may be is unlimited responsible only in case of intent or gross negligence and in case of violation of body, life and health. In case of simple violation of an obligation, that is essential for the achievement of the purpose of this Agreement, UNI BONN’ and/or UKB as the case may be liability is limited to the damage, that is foreseeable and typical in the frame of this Agreement. An advanced liability does not take place. The before mentioned liability is also valid for the personal responsibility of staff, assistants and agent.

6.4 UNI BONN and/or UKB as the case may be is not obliged to defend the Patent Rights or to proceed against infringers.

7.	TERM

7.1 This Option-Agreement is effective as of the date of last signature by the PARTIES until the end of the Option-Period.

7.2 AFFINIA may terminate the Agreement with [***] notice to the [***] if it becomes apparent that the evaluation of AFFINIA’s AAV-ARSA vectors is unsuccessful because ARSA expression [***] is not achievable or therapeutic effects are not detectable. This must be proven with appropriate data.

7.3 Either UNI BONN and UKB together or AFFINIA may terminate this Agreement for good cause at any time without observing a notice period for termination. Good cause can, for example, include:

•	If grounds exist for opening insolvency proceedings against one of the PARTIES;

•	if a PARTY fails to fulfill a contractual obligation within [***] after receiving a written notice to do so from the other PARTY.

7.4 Upon termination of this Agreement AFFINIA shall return to UNI BONN (also for UKB) all documents and Information obtained as part of this Agreement including copies thereof and shall no longer use the Patent Rights and the Know-How.

7.5 The provisions regarding confidentiality of information shall continue to apply [***] after the termination of the contract. This Sec. 7.5 precedes Sec. 8 of the Mutual Confidentiality Agreement of [***]. AFFINIA is aware that the Know-How constitutes business secrets of UNI BONN and/ or UKB as the case may be within the meaning of the GeschGEhG and that the obligation of confidentiality shall continue until the Know-How has been disclosed by an authorised person and has thus lost its secrecy.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS  BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

8.	FINAL PROVISIONS

8.1 To the extent a provision or section of this Agreement is invalid, unenforceable, void or contains a gap, whether in whole or in part, the remaining provisions or sections of this Agreement shall remain unaffected thereby. The provision or section which is invalid, unenforceable, void, or contains a gap shall be deemed to be replaced by a provision which has the closest result that the PARTIES were attempting to achieve by the invalid or unenforceable provision.

8.2 This Agreement is not assignable without the prior written consent of UNI BONN and UKB.

8.3 The [***] shall have exclusive jurisdiction for all disputes arising out or in connection with this Agreement. This Agreement shall be governed by the laws of the [***] excluding its rules on conflicts.

8.4 Any delivery or notification based on this Agreement to UNI BONN and/or UKB shall be made to PROvendis GmbH (Schlossstrasse 11—15, 45468 Mülheim an der Ruhr, Germany, email: ip@provendis.info).

Bonn,11 June, 2021	Waltham, 21st May 2021
(Place and Date)	(Place and Date)

For UNI BONN	For AFFINIA

/s/ [***]	/s/ [***]
[***] Chief Legal Officer
Bonn,
(Place and Date)

For UKB

/s/ [***] 07. Juni 2021
[***] In-house Lawyer Research Contracts Dpt.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS  BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.